Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED JULY 30, 2017 AND JULY 31, 2016
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 30,	July 31,	% Over	July 30,	July 31,
	2017	2016	(Under)	2017	2016

Net sales	$79,533	80,682	(1.4)%	100.0%	100.0%
Cost of sales	63,068	62,263	1.3%	79.3%	77.2%
Gross profit	16,465	18,419	(10.6)%	20.7%	22.8%

Selling, general and
administrative expenses	9,501	9,746	(2.5)%	11.9%	12.1%
Income from operations	6,964	8,673	(19.7)%	8.8%	10.7%

Interest income	(131)	(25)	424.0%	(0.2)%	(0.0)%
Other expense	353	152	132.2%	0.4%	0.2%
Income before income taxes	6,742	8,546	(21.1)%	8.5%	10.6%

Income taxes	1,640	3,233	(49.3)%	24.3%	37.8%

Loss from investment in unconsolidated joint venture	118	-	100.0%	0.1%	0.0%
Net income	$4,984	5,313	(6.2)%	6.3%	6.6%

Net income per share-basic	$0.40	$0.43	(7.0)%
Net income per share-diluted	$0.40	$0.43	(7.0)%
Average shares outstanding-basic	12,399	12,286	0.9%
Average shares outstanding-diluted	12,590	12,463	1.0%

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JULY 30, 2017, JULY 31, 2016, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	July 30,	July 31,	(Decrease)		* April 30,
	2017	2016	Dollars	Percent	2017

Current assets
Cash and cash equivalents	$18,322	45,549	(27,227)	(59.8)%	20,795
Short-term investments	2,469	2,434	35	1.4%	2,443
Accounts receivable	22,140	22,690	(550)	(2.4)%	24,577
Inventories	55,227	48,131	7,096	14.7%	51,482
Other current assets	3,441	2,294	1,147	50.0%	2,894
Total current assets	101,599	121,098	(19,499)	(16.1)%	102,191

Property, plant & equipment, net	52,912	41,745	11,167	26.8%	51,651
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	436	1,942	(1,506)	(77.5)%	419
Long-term Investments - Held-To-Maturity	30,907	-	30,907	100.0%	30,945
Long-term Investments - Rabbi Trust	6,714	4,611	2,103	45.6%	5,466
Investment in unconsolidated joint venture	1,477	-	1,477	100.0%	1,106
Other assets	2,397	2,502	(105)	(4.2)%	2,394

Total assets	$207,904	183,360	24,544	13.4%	205,634

Current liabilities
Accounts payable - trade	$29,112	26,708	2,404	9.0%	29,101
Accounts payable - capital expenditures	5,647	627	5,020	800.6%	4,767
Accrued expenses	6,075	6,890	(815)	(11.8)%	11,947
Income taxes payable - current	884	358	526	146.9%	287
Total current liabilities	41,718	34,583	7,135	20.6%	46,102

Line of credit	5,000	7,000	(2,000)	(28.6)%	-
Accounts payable - capital expenditures	-	-	-	0.0%	1,322
Income taxes payable - long-term	487	3,779	(3,292)	(87.1)%	467
Deferred income taxes	4,253	1,532	2,721	177.6%	3,593
Deferred compensation	6,769	5,031	1,738	34.5%	5,520

Total liabilities	58,227	51,925	6,302	12.1%	57,004

Shareholders' equity	149,677	131,435	18,242	13.9%	148,630

Total liabilities and
shareholders' equity	$207,904	183,360	24,544	13.4%	205,634

Shares outstanding	12,441	12,307	134	1.1%	12,357

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
JULY 30, 2017 AND JULY 31, 2016, AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

		Amounts
	July 30,	July 31,	April 30,
	2017	2016	2017*

Cash and cash equivalents	$18,322	$45,549	$20,795

Short-term investments	2,469	2,434	2,443

Long-term investments (Held-To-Maturity)	30,907	-	30,945

Total Cash and Investments	$51,698	$47,983	$54,183

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 30, 2017 AND JULY 31, 2016
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	July 30,	July 31,
	2017	2016

Cash flows from operating activities:
Net income	$4,984	5,313
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	1,807	1,761
Amortization of assets	82	52
Stock-based compensation	757	761
Deferred income taxes	643	593
Realized loss on sale of short-term investments	-	12
Loss on sale of equipment	-	9
Loss from investment in unconsolidated joint venture	118	-
Foreign currency exchange loss (gain)	35	(62)
Changes in assets and liabilities:
Accounts receivable	2,524	611
Inventories	(3,539)	(1,808)
Other current assets	(467)	158
Other assets	(47)	19
Accounts payable	(397)	3,036
Accrued expenses and deferrred compensation	(4,704)	(4,631)
Income taxes	608	375
Net cash provided by operating activities	2,404	6,199	(2)

Cash flows from investing activities:
Capital expenditures	(2,260)	(3,139)
Investment in unconsolidated joint venture	(489)	-
Proceeds from the sale of short-term investments	-	2,000
Purchase of short-term investments	(12)	(21)
Proceeds from the sale of long-term investments (Rabbi Trust)	49	-
Purchase of long-term investments (Rabbi Trust)	(1,267)	(559)
Net cash used in investing activities	(3,979)	(1,719)

Cash flows from financing activities:
Proceeds from line of credit	5,000	7,000
Payments on vendor-financed capital expenditures	(1,250)	-
Dividends paid	(3,608)	(3,445)
Common stock surrendered for withholding taxes payable	(1,135)	(280)
Proceeds from common stock issued	5	11
Net cash (used in) provided by financing activities	(988)	3,286	(2)

Effect of exchange rate changes on cash and cash equivalents	90	(4)

(Decrease) increase in cash and cash equivalents	(2,473)	7,762

Cash and cash equivalents at beginning of period	20,795	37,787

Cash and cash equivalents at end of period	$18,322	45,549

Free Cash Flow (1)	$(2,723)	2,497	(2)

(1) Free Cash Flow reconciliation is as follows:
	FY 2018	FY 2017
A) Net cash provided by operating activities	$2,404	6,199
B) Minus: Capital Expenditures	(2,260)	(3,139)
C) Minus: Investment in unconsolidated joint venture	(489)	-
D) Minus: Payments on vendor-financed capital expenditures	(1,250)	-
E) Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	49	-
F) Minus: Purchase of long-term investments (Rabbi Trust)	(1,267)	(559)
G) Effects of exchange rate changes on cash and cash equivalents	90	(4)
	$(2,723)	2,497

(2)
During the first quarter of fiscal 2018, we adopted ASU No. 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." Accordingly, we reclassified certain amounts on our Statement of Cash Flows for the three months ended July 31, 2016 to conform to the current year's presentation. As a result, our net cash provided by operating activities increased by $447 which was fully offset by a corresponding decrease of $447 to our net cash provided by financing activities. Additionally, our free cash flow increased $280.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 30, 2017 AND JULY 31, 2016
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	July 30,	July 31,	% Over	July 30,	July 31,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$48,429	50,530	(4.2)%	60.9%	62.6%
Upholstery Fabrics	31,104	30,152	3.2%	39.1%	37.4%

Net Sales	$79,533	80,682	(1.4)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$9,760	11,901	(18.0)%	20.2%	23.6%
Upholstery Fabrics	6,705	6,518	2.9%	21.6%	21.6%
Gross Profit	$16,465	18,419	(10.6)%	20.7%	22.8%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$3,391	3,499	(3.1)%	7.0%	6.9%
Upholstery Fabrics	3,811	3,534	7.8%	12.3%	11.7%
Unallocated Corporate expenses	2,299	2,713	(15.3)%	2.9%	3.4%
Selling, General and Administrative Expenses	$9,501	9,746	(2.5)%	11.9%	12.1%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,368	8,402	(24.2)%	13.1%	16.6%
Upholstery Fabrics	2,895	2,984	(3.0)%	9.3%	9.9%
Unallocated corporate expenses	(2,299)	(2,713)	(15.3)%	(2.9)%	(3.4)%
Operating Income	$6,964	8,673	(19.7)%	8.8%	10.7%

Return on Capital (1)

Mattress Fabrics	29.7%	44.4%
Upholstery Fabrics	65.2%	69.7%
Unallocated Corporate	N/A	N/A
Consolidated	27.0%	37.5%

Capital Employed (2)

Mattress Fabrics	$87,835	76,646	14.6%
Upholstery Fabrics	19,508	17,221	13.3%
Unallocated Corporate	879	732	N/A
Consolidated	$108,222	94,599	14.4%

Depreciation expense by Segment

Mattress Fabrics	$1,612	1,556	3.6%
Upholstery Fabrics	195	205	(4.9)%
Depreciation expense	$1,807	1,761	2.6%

Notes:

(1)	See pages 7 and 8 of this financial information release for calculations.

(2)	The capital employed balances are as of July 30, 2017 and July 31, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JULY 30, 2017 AND JULY 31, 2016
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/30/2016	1/29/2017	4/30/2017	7/30/2017	7/30/2017

Net income	$4,475	$6,347	$6,198	$4,984	$22,004
Income taxes	2,684	643	778	1,640	5,745
Interest income, net	(15)	(124)	(134)	(131)	(404)
Depreciation and amortization expense	1,778	1,875	1,863	1,889	7,405
Stock based compensation	896	962	739	757	3,354
Adjusted EBITDA	$9,818	$9,703	$9,444	$9,139	$38,104

	Quarter Ended
					Trailing 12
					Months
	11/1/2015	1/31/2016	5/1/2016	7/31/2016	7/31/2016

Net income	$3,771	$4,862	$3,601	$5,313	$17,547
Income taxes	2,373	2,317	3,566	3,233	11,489
Interest income, net	(69)	(38)	(26)	(25)	(158)
Depreciation and amortization expense	1,668	1,741	1,830	1,813	7,052
Stock based compensation	1,074	625	778	761	3,238
Adjusted EBITDA	$8,817	$9,507	$9,749	$11,095	$39,168

% Over (Under)	11.4%	2.1%	-3.1%	-17.6%	-2.7%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 30, 2017
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 30, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$6,368	$85,629	29.7%
Upholstery Fabrics	2,895	17,757	65.2%
(less: Unallocated Corporate)	(2,299)	(60)	N/A
Total	$6,964	$103,326	27.0%

Average Capital Employed	As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$112,112	$34,491	$61,301	$207,904	$111,041	$32,255	$62,338	$205,634
Total liabilities	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$87,835	$19,508	$42,334	$149,677	$83,422	$16,006	$49,202	$148,630
Less:
Cash and cash equivalents	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)
Short-term investments	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)
Long-term investments (Held-To-Maturity)			(30,907)	(30,907)			(30,945)	(30,945)
Long-term investments (Rabbi Trust)	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)
Deferred income taxes - non-current	-	-	(436)	(436)	-	-	(419)	(419)
Income taxes payable - current	-	-	884	884	-	-	287	287
Income taxes payable - long-term	-	-	487	487	-	-	467	467
Deferred income taxes - non-current	-	-	4,253	4,253	-	-	3,593	3,593
Line of credit	-	-	5,000	5,000	-	-	-	-
Deferred compensation	-	-	6,769	6,769	-	-	5,520	5,520

Total Capital Employed	$87,835	$19,508	$879	$108,222	$83,422	$16,006	$(999)	$98,429

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$85,629	$17,757	$(60)	$103,326

Notes:

(1)	See reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending July 30, 2017 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments (Held-To-Maturity), long-term investments (Rabbi Trust), noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending July 30, 2017 and April 30, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 31, 2016
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 31, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$8,402	$75,642	44.4%
Upholstery Fabrics	2,984	17,123	69.7%
(less: Unallocated Corporate)	(2,713)	(287)	N/A
Total	$8,673	$92,478	37.5%

Average Capital Employed	As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$92,959	$33,550	$56,851	$183,360	$94,878	$29,463	$50,801	$175,142
Total liabilities	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments (Rabbi Trust)	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,031	5,031	-	-	4,686	4,686

Total Capital Employed	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$75,642	$17,123	$(287)	$92,478

Notes:

(1)	See reconciliation per page 5 of this financial information release.

(2)
Return on average capital employed represents operating income for the three month period ending July 31, 2016 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments (Rabbi Trust), noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the two periods ending July 31, 2016 and May 1, 2016.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE
FOR THE THREE MONTHS ENDED JULY 30, 2017 AND JULY 31, 2016
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		July 30,	July 31,
		2017	2016

Consolidated Effective GAAP Income Tax Rate	(1)	24.3%	37.8%

Non-Cash U.S. Income Tax Expense		(17.0)%	(19.6)%

Excess income tax benefits related to stock-based compensation		8.2%	-

Other Non-Cash Foreign Income Tax Expense		-	(0.4)%

Consolidated Adjusted Effective Income Tax Rate	(2)	15.5%	17.8%

(1)	Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.